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                                                                 EXHIBIT 10.19.1



                                 AMENDMENT NO. 1

THIS AMENDMENT ("Amendment") is made and entered into effective this 12th day of March, 1998; by and between WILLIAMS COMMUNICATIONS, INC. D/B/A WILLIAMS NETWORK SERVICES ("Seller") and UNIVERSAL ACCESS, INC. ("Customer").

WHEREAS, Seller and Customer are parties to that certain Carrier Services Agreement, Contract No. 98R0613.00 which is dated June 29, 1998, (the "Agreement"); and

WHEREAS, Seller and Customer desire to amend the Agreement; and

NOW, THEREFORE in consideration of the foregoing premises and mutual promises and covenants of the parties hereto, the receipt and sufficiency of which is hereby acknowledged, Seller and Customer agree to amend the Agreement as follows:

1.       Section 3.2 of the Agreement shall be amended to read as follows:

"The duration of this Agreement shall continue for a term of six (6) years (the "Initial Term") from the Effective Date. This Agreement shall thereafter automatically renew for successive one-year periods (each, a "Renewal Term") unless canceled by either party by giving written notice of such cancellation not less than sixty (60) days before the end of the Initial Term, or any Renewal Term. Unless Customer is in default, any Service being provided at the time of termination shall continue until the natural end of such Service as specified in the applicable Service Order upon the terms and conditions of this Agreement; provided that Customer may not order any new Service without first renewing this Agreement. The charges for Services or Ancillary Services during any such extension shall be the then current Seller charges."

2.       Section 3.3 of the Agreement shall be amended to read as follows:

"Commencing twelve (12) months after the calendar month including the Effective Date, Customer shall be obligated to purchase on-network interexchange Services under this Agreement in the amount of five hundred thousand dollars ($500,000) per month (the "Revenue Commitment"). All charges for Services in this Agreement shall be determined in accordance with the pricing set forth in the Service Schedules attached hereto or on Customer's Service Orders, as applicable. In determining whether the monthly charges are of a sufficient dollar amount to meet Customer's Revenue Commitment, Seller will include any discounts applicable to Customer but will not include any credits to which Customer may be entitled, late payment penalties, taxes and other government imposed surcharges, or payments made by Customer to reimburse Seller for third party costs paid to unaffiliated entities, including, but not limited to, local access charges, taxes, installation charges, off-network charges, one-time fees and other similar costs. To the extent that, in any month during the Initial Term hereof, Customer fails to have signed Service Orders or a total aggregate billing of applicable Services from Seller greater than or equal to the Revenue Commitment amount, Seller shall invoice Customer on Customer's next invoice, an amount equal to the difference between the Revenue Commitment amount and the amount of Services actually purchased or committed to by Service Order by Customer. For purposes of this Agreement, "on-network" or "on-net" shall mean interexchange service provided by Seller on facilities owned by Seller and bounded by Seller points of presence or Services that are ordered and scheduled to be on Seller owned facilities within a one year period from the date of order (i.e. Customer will receive On-Net pricing at the time of the Service Order provided that the Seller has indicated that the route will be On-Net within twelve (12) months of the Service Order). At the time that any off-net circuit is available for on-net use, Customer agrees to convert circuit to on-net facilities at the first mutually acceptable date and time."








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3.       Section 2.1 of the Private Line Service Schedule which is a part of the
Agreement shall be amended to read as follows:

         "2.1 IXC. DS-3, OC-3 and OC-12 On-Net Private Line Services shall be provided at the following rates:

                DS-3:  [***]  per DS-0 V & H mile per month
                OC-3:  [***]  per DS-0 V & H mile per month
                OC-12: [***]  per DS-0 V & H mile per month

         Notwithstanding the foregoing, the minimum monthly charges for Private Line Service shall be as follows:

                             Minimum Monthly Charges
                           DS-3                [***]
                           OC-3                [***]
                           OC-12               [***]
                           OC-48               [***]

         All other IXC rates will be determined on an individual case basis and will be set forth on the Service Order."

4. Customer shall begin receiving the pricing set forth in this Amendment beginning on Customer's December 1, 1998 invoice and shall receive such pricing for the remainder of the Term of the Agreement. Customer's pending and existing Services shall receive the pricing set forth in this Amendment on a going forward basis only and shall not receive any credit for Services which have been billed prior to Customer's December 1, 1998 invoice.

5. Except as specifically amended herein, all terms, conditions and provisions contained in the Contract shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above set forth.



WILLIAMS COMMUNICATIONS, INC.                     UNIVERSAL ACCESS, INC.

/s/ RON HARDEN                                    /s/ ROBERT POMMER
(SIGNATURE)                                       (SIGNATURE)

Ron Harden                                        Robert Pommer
----------------------------                      ----------------------------
(PRINT)                                           (PRINT)

V.P. Sales & Marketing                            Chief Operating Officer
----------------------------                      ----------------------------
(TITLE)                                           (TITLE)


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                                                        WILLIAMS
                                                        COMMUNICATIONS
                                                        One Williams Center
                                                        Tulsa, Oklahoma 74172
                                                        918/573-2000



April 15, 1999

Mr. Robert J. Pommer
Universal Access, Inc.
1021 Adams Street, Suite 101
Chicago, IL 60607

Reference:   Amendment No. 1 to the Carrier Services Agreement
             date June 29, 1998 Williams Agreement 98R0613.00


Dear Mr. Pommer:

Please find enclosed for your files a fully executed original of the above referenced Amendment No. 1 to that certain Carrier Services Agreement between Universal Access and Williams.

If you should have any questions or if this office may be of future assistance, please contact me at 918-573-2123.

Sincerely,

Debra Stockton
Contract Administration

Enclosure